Rule 497(e)

File Nos. 333-144503 and 811-22091

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by First Great-West Life & Annuity Insurance Company

In connection with its COLI VUL-2 Series Account

SUPPLEMENT Dated June 15, 2009

To the Prospectus dated May 1, 2009

Effective immediately, the following changes are made to the Prospectus dated May 1, 2009:

In the Maxim Ariel Small-Cap Value Portfolio paragraph on page 20 of the Prospectus, the last sentence which reads, “Effective May 1, 2006, the Division investing in this Fund was closed to new investors; however, Owners with amounts invested in this Division as of May 1, 2006, may continue to allocate Premium payments and Transfer amounts into and out of this Division” is deleted in its entirety.

The following fund description should be added to page 12 of the Prospectus:

AIM V.I. Mid Cap Core Equity Fund (Series I Shares) The Fund's objective is long-term growth of capital. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid capitalization companies. The Fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period plus the most recent data during the current month.

In selecting securities, the portfolio managers conduct fundamental research of companies to gain a thorough understanding of their business prospects, appreciation potential and return on invested capital. The portfolio managers will generally invest in a company when they have determined it potentially has high or improving return on invested capital, quality management, a strong competitive position and is trading at an attractive value. The Fund may invest up to 25% of its total assets in foreign securities, 20% of its assets in equity securities of companies that have market capitalizations, at the time of purchase, in other market capitalization ranges, and 20% of its assets in investment grade debt securities, U.S. government securities, and high-quality money market instruments, including shares of affiliated money market funds.

The following fund description should be added to page 13 of the Prospectus:

American Funds IS New World Fund (Class 2 Shares)The Fund seeks growth over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries which have developing economies and/or markets.

The following fund descriptions should be added to page 21 of the Prospectus:

Maxim Bond Index PortfolioThe Fund seeks results that track the total return of the debt securities that comprise the Barclays Capital Aggregate Bond Index (“Barclays Index”). The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the Barclays Index and a portfolio of securities using sampling techniques designed to give the Fund the relevant comparable attributes of the Barclays Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Barclays Index and options on futures contracts.

Maxim Federated Bond The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings. Under normal circumstances, the Fund will invest primarily in a diversified portfolio of investment grade fixed-income securities at the time of purchase, including mortgage-backed securities, corporate debt securities, and U.S. government obligations. A portion of the Fund may also be invested in foreign investment-grade debt securities and domestic or foreign non-investment grade securities. Domestic non-investment grade debt securities include both convertible and high-yield corporate debt securities. Foreign governments or corporations in either emerging or developed market countries issue foreign non-investment grade and foreign investment-grade debt securities. The foreign debt securities in which the Fund may invest may be denominated in either foreign currency or in U.S. Dollars.

Maxim Janus Large Cap Growth PortfolioThe Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities selected for their growth potential with market capitalization of $4 billion or more at the time of purchase. The Fund concentrates in a core group of 20-30 common stocks. The Fund seeks attractive investment opportunities consistent with the Fund’s investment policies by looking at companies one at a time. If the portfolio manager is unable to find such investments, a significant portion of the Fund’s assets may be in cash or similar investments. The Fund invests in foreign equity and debt securities without limit within the parameters of the Fund’s specific investment policies. The Fund also invests in high-yield/high risk (“junk”) bonds up to 20% of the Fund’s net assets at the time of purchase.

Janus Capital Management LLC is the sub-adviser to this Fund.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this Supplement for future reference.